SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): July 12, 2000


                           KMC TELECOM HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                  Delaware           333-50475    22-3545325
                  (State or Other    (Commission  (I.R.S. Employer
                  Jurisdiction       File Number) Identification No.)
                  of Incorporation)

                           KMC Telecom Holdings, Inc.
                            1545 Route 206, Suite 300
                          Bedminster, New Jersey 07921
          (Address of Principal Executive Offices, Including Zip Code)

        Registrant's telephone number, including area code: 908-470-2100


                         Exhibit List Appears on Page 4






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ITEM 5.    OTHER EVENTS.

           KMC Telecom Holdings, Inc. (the "Registrant") wishes to report certain information with respect to its recent private placement of a new class of convertible preferred stock. The Registrant's press release announcing the issuance of Series G Convertible Preferred Stock, dated July 12, 2000, is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)      Financial Statements of Businesses Acquired.

                    Not Applicable

           (b)      Pro Forma Financial Information.

                    Not Applicable

           (c)      Exhibits.

                    The following exhibits are filed with this Report.

                    EXHIBIT NO.             DESCRIPTION

                    99.1                    Press Release, dated July 12, 2000



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      KMC TELECOM HOLDINGS, INC.



Date: July 12, 2000                   By: /S/  ROBERT F. HAGAN
                                         ---------------------------------
                                         Name:     Robert F. Hagan
                                         Title:    Senior Vice President Finance

                                  EXHIBIT LIST




                   EXHIBIT NO.                           DESCRIPTION

                    99.1                      Press Release, dated July 12, 2000